COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

The Company insures the legal liability risks for its shipping activities with Assuranceforeningen SKULD, Assuranceforeningen Gard Gjensidig and Britannia Steam Ship Insurance Association Limited, all mutual protection and indemnity associations. As a member of these mutual associations, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

As of September 30, 2012, the Company had four (December 31, 2011: four) vessels that were sold by the Company at various times during the period from November 1998 to December 31, 2003, and leased back on charters that have initial periods ranging from eight to twelve and a half years including options on the lessor's side to extend the charters for periods that range up to five years. Four of these charters (December 31, 2011: four) are accounted for as capital leases and none (2011: none) are accounted for as operating leases. The lessor has options to put the vessels on the Company at the end of the lease terms for four (December 31, 2011: four) of these vessels. The total amount that the Company would be required to pay under these put options is $36 million (December 31, 2011: $36 million).

As of September 30, 2012, Chevron charters three vessels on long-term bare boat charters and holds options to purchase each vessel for $1 per vessel on April 1, 2015.

As of November 29, 2012, the Company was committed to make newbuilding installments of $94.2 million with expected payments of $6.3 million in 2012 and $87.9 million in 2013.

As part of the Restructuring described in Note 4, Frontline 2012 agreed to fully reimburse and indemnify the Company for all payments made under any guarantees issued by the Company to the shipyard in connection with the newbuilding contracts and to reimburse the Company for all costs incurred in connection with these guarantees.

In September 2011, the Company negotiated the early termination of bare boat charters on three single hull VLCCs, Titan Orion (ex-Front Duke), Titan Aries (now renamed Edinburgh) and Ticen Ocean (now renamed Front Lady), which were being chartered in from Ship Finance, and was committed to pay early termination fees to the bare boat charterer of $3.7 million. These three vessels have been sold by Ship Finance with expected delivery during 2012 and 2013 and the Company will receive compensation payments from Ship Finance in the aggregate amount of $26.2 million upon the successful delivery of these vessels. The Titan Orion (ex-Front Duke) was delivered, and the charter party with Ship Finance was terminated, on March 27, 2012 at which time the Company recorded a gain of $10.6 million, which is included in "Gain on sale of assets and amortization of deferred gains".

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its vessels, in the ordinary course of business or in connection with its acquisition activities.  The Company believes that the resolution of such claims will not have a material adverse effect on the Company's operations or financial condition.